UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2014

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(973) 974-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 9, 2014, the Board of Directors of Automatic Data Processing, Inc. (the “Company”), adopted amended and restated bylaws (the “Restated Bylaws”) to clarify which individuals shall be considered “officers of the Corporation” for purposes of the Restated Bylaws.  The Restated Bylaws are effective immediately. The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibit 3.1	Amended and Restated Bylaws of the Company, dated April 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014

AUTOMATIC DATA PROCESSING, INC.

By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti
Title: Vice President

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Automatic Data Processing, Inc., dated April 9, 2014.